QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10

INDEPENDENT AUDITORS' CONSENT

The Supervisory Board of
Infineon Technologies AG:

We hereby consent to the incorporation by reference in the registration statements on Form S-8 (No. 333-11670; No. 333-12952 and No. 333-13566) of Infineon Technologies AG of our report dated October 21, 2002, except for note 32 which is as of November 13, 2002, with respect to the consolidated balance sheets of Infineon Technologies AG and subsidiaries as of September 30, 2001 and 2002, and the related consolidated statements of operations, shareholders' equity, and cash flows for each of the years in the three-year period ended September 30, 2002, which report appears in the annual report of Infineon Technologies AG on Form 20-F for the 2002 financial year.

KPMG Deutsche Treuhand-Gesellschaft
Aktiengesellschaft
Wirtschaftsprüfungsgesellschaft

Munich, Germany
December 3, 2002

QuickLinks

  Exhibit 10
INDEPENDENT AUDITORS' CONSENT